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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported) November 8, 1996.


                            HEALTH MANAGEMENT, INC.
              (Exact Name of Registrant as Specified in Charter)


     Delaware                       0-18472                      75-2096632
(State or other               (Commission File                (I.R.S. Employer
jurisdiction of                   Number)                    Identification No.)
incorporation or
organization)


1371-A Abbott Court, Buffalo Grove, Illinois                       60089
(Address of principal executive offices)                         (Zip Code)


                                (847) 913-2700
             (Registrant's telephone number, including area code)


                                Not Applicable
             (Former name, former address and former fiscal year,
                        if changed since last report.)



                                                    Page 1 of 6
                                                    Sequentially Numbered Pages
                                                    Exhibit Index on page 5


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Item 5.  Other Events.

         On November 8, 1996 the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit Number                                       Description

         99.1 Press release dated November 8, 1996 issued by the Registrant.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HEALTH MANAGEMENT, INC.
                                       (Registrant)


Date:  November 11, 1996

                                       /s/ James R. Mieszala
                                       Name:   James R. Mieszala
                                       Its:    Chief Operating Officer



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                               Index to Exhibits


     Exhibit                                                       Sequential
      Number                   Description                          Page No.

       99.1          Press release dated November 8, 1996              6
                     issued by the Registrant.



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